                                                                   EXHIBIT 7.1

                           AGREEMENT OF JOINT FILING
                           -------------------------


         Insignia Properties, L.P., Insignia Properties Trust, Insignia CCP III Acquisition, L.L.C., Insignia Financial Group, Inc. and Andrew L. Farkas agree that the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 8, 1997


                            INSIGNIA PROPERTIES, L.P.

                            By: Insignia Properties Trust, its General Partner


                            By: /s/ Jeffrey P. Cohen
                               -----------------------------------------------
                               Jeffrey P. Cohen
                               Vice President


                            INSIGNIA PROPERTIES TRUST


                            By: /s/ Jeffrey P. Cohen
                               -----------------------------------------------
                               Jeffrey P. Cohen
                               Vice President


                            INSIGNIA CCP III ACQUISITION, L.L.C.

                            By: Insignia Properties, L.P., its sole Member

                            By: Insignia Properties Trust, its General Partner


                            By: /s/ Jeffrey P. Cohen
                               -----------------------------------------------
                               Jeffrey P. Cohen
                               Vice President

                            INSIGNIA FINANCIAL GROUP, INC.



                            By: /s/ Jeffrey P. Cohen
                               -----------------------------------------------
                               Jeffrey P. Cohen
                               Senior Vice President




                              /s/ Andrew L. Farkas
                             -------------------------------------------------
                             Andrew L. Farkas